EQUINOX FUNDS TRUST
(The “Trust”)

Equinox IPM Systematic Macro Fund (the “Fund”)

Supplement dated November 21, 2019 to the Prospectus and Statement of Additional Information
of the Fund dated November 1, 2019

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On July 1, 2019, the Board of Trustees of the Trust approved a Plan of Reorganization (“Reorganization”) for the Fund, which was approved by shareholders on November 6, 2019 and scheduled to close on November 15, 2019. The closing of the Reorganization did not occur on November 15, however, because certain conditions necessary to consummate the Reorganization were not met as of that date. Accordingly, the Reorganization will not occur for the Fund and the Fund will continue its operations for the present time. The Board of Trustees of the Trust will consider additional actions for the Fund at an appropriate time in the future.

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Please retain this Supplement with the Prospectus and Statement of Additional Information for Future Reference.